Auer Growth Fund

Supplement to the Prospectus dated March 29, 2012

Supplement dated January 31, 2013

Portfolio Management in the Summary Prospectus and Portfolio Managers- Additional Information about Management of the Fund in the statutory prospectus are hereby amended as set forth below.

Robert C. Auer, founder of SBAuer Funds, LLC, continues to serve as Senior Portfolio Manager of the Fund, the role that he has held since the Fund’s inception in December 2007.

Effective January 2013, the Fund’s portfolio management team will be expanded to include the following:

Bryan L. Auer will serve as Portfolio Consultant for the Fund. Mr. Auer developed the Fund’s investment process in 1987. Although Mr. Auer will no longer be involved in day-to-day management of the Fund, he will continue to review the Fund’s portfolio on a regular basis and to serve as a resource to the Fund’s portfolio managers based on his many years of investment experience and over 25 years’ experience in implementing the investment process utilized by the adviser.

Mr. Paul Auer will assume the role of Portfolio Manager and analyst for the Fund. Mr. Auer joined SB Auer Funds LLC in 2008. Prior to joining the advisory firm, Mr. Auer served as CEO and President of a specialty pharmaceutical company for 20 years, where he also managed the business’ investment portfolios. He has managed personal and family investment portfolios since 1995.

Eric McKenzie will assume the role of Portfolio Manager and continue serving as analyst for the Fund. Mr. McKenzie joined SBAuer Funds, LLC in 2009 as Operations Manager and Analyst. Mr. McKenzie has nearly 20 years’ experience in the financial services industry. Prior to joining SBAuer Funds, LLC, Mr. McKenzie served as Vice President of Distribution and Client Services for Huntington Bank. Mr. McKenzie began his career as an Investment Consultant with Charles Schwab and later with Bank One.

Principal Strategies in the Summary Prospectus is supplemented as follows:

As described in the Fund’s Prospectus, the Fund utilizes a multi-cap strategy without regard to whether the securities are conventionally categorized as large-, mid-, small- or micro-cap. The Fund’s composition is determined by the adviser’s proprietary quantitative screening process, rather than by target weighting. As a result, the Fund’s portfolio typically has been overweighted in certain market sectors as compared to other sectors, because the Fund’s adviser seeks the best growth opportunities regardless of market sector. In the past, the Fund has at times been overweight in fast growing market sectors, including but not limited to, information technology, energy, materials, financials or industrials. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. Due to the Fund’s focus on growth opportunities, the Fund historically has been substantially invested in small- and micro-cap companies. Small-cap companies typically have market capitalizations of less than $2 billion, while micro-cap companies typically have market capitalizations of less than $750 million. Small- and micro-cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations. Others have products and services that are still in development or have yet to be tested in the market. Because these stocks may trade in low volumes, any size of trade can have a large percentage impact on the stock price.

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This Supplement, and the Fund’s Prospectus dated March 29, 2012, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated March 29, 2012, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at (888)711-2837.